3rd Quarter Update

- Major project order wins of ~$100M supporting G&FH orders growth in 2H
  - Oil & Gas compressor packages in the Middle East totaling >$50M
  - $36M copper mine expansion in South America
  - Simsmart retrofit win in Mexico

- More difficult North America welding market

- Balanced outlook still supports 2016 guidance range

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